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                                  EXHIBIT 99(a)

                       Consent of Baxter Fentriss and Company
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                    [LETTERHEAD OF BAXTER FENTRISS AND COMPANY]


                           CONSENT OF FINANCIAL ADVISORS



We consent to the inclusion of our Fairness Opinion issued to Surety Bank in this registration statement on Form S-4.



/s/ Baxter Fentriss and Company
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Baxter Fentriss and Company
Richmond, Virginia
September 12, 1997